BioLife Solutions Reports Fourth Quarter and Full Year 2025 Financial Results from Continuing Operations

Fourth quarter 2025 revenue from continuing operations of $24.8 million, up 20% year-over-year; Full year 2025 revenue of $96.2 million, up 29% year-over-year

GAAP gross margin of 63% and non-GAAP adjusted gross margin of 64% for the fourth quarter

GAAP net income of $2.1 million or $0.04 per share and adjusted EBITDA of $6.9 million, or 28% of total revenue for the fourth quarter

Expects 2026 revenue growth of $112.5 million to $115.0 million, up 17%-20% over 2025

Conference call begins at 4:30 p.m. Eastern time today

BOTHELL, Wash. (February 26, 2026) – BioLife Solutions, Inc. (Nasdaq: BLFS) (“BioLife” or the “Company”), a leading developer and supplier of cell processing tools and services for the cell and gene therapy (“CGT”) market, today announced financial results for the fourth quarter and full year 2025, and introduced 2026 financial guidance.

“2025 was a transformative year for BioLife. We delivered 29% revenue growth, led by sustained strength in our biopreservation media franchise and completed a strategic divestiture that firmly established BioLife as a focused, pure-play cell processing company centered on high-value, recurring revenue. With a streamlined cost structure and a scaled core business, we are now realizing the operating leverage inherent in our model.” said Roderick de Greef, BioLife’s Chairman and CEO. “Looking to 2026, we expect growth across our portfolio, operating margin expansion, continued improvement in adjusted EBITDA, and full year GAAP profitability.

“Continued growth of the CGT end market – including new, unique therapy approvals, geographic expansions, a shift to earlier lines of treatment and additional indications for approved therapies – will further embed our gold-standard tools into more commercial therapies that drive demand. An improving biotech funding environment, strategic investment by large pharma, and ongoing clinical progress underscore this market’s long-term attractiveness and provides a meaningful opportunity ahead for BioLife,” he added.

Fourth Quarter 2025 Business Highlights

•Our biopreservation media is utilized in approximately 250 ongoing commercially sponsored CGT clinical trials in the U.S., representing a more than 70% market share. This includes over 30 Phase III trials, or nearly 80% of the late-stage CGT trials. Our CellSeal® vials and human platelet lysate (“hPL”) products are used in over 35 clinical trials.

•Our biopreservation media is embedded in 16 unique commercial CGT products as of December 31, 2025, with expectations for 7 additional product approvals, including 5 unique therapies, geographic expansions, earlier lines of treatment, or new indications over the next 12 months. Our CellSeal cryogenic vials and hPL products are embedded into four approved therapies.

•On October 6, 2025, we completed the sale of evo, a previously wholly owned subsidiary operated under SAVSU Cleo Technologies, LLC (formerly known as SAVSU Technologies, Inc.), for an aggregate sales price of $25.5 million in cash.
Fourth Quarter and Full Year 2025 Financial Results from Continuing Operations

BioLife is presenting various financial metrics under U.S. generally accepted accounting principles (GAAP) and as adjusted (non-GAAP). BioLife completed the divestitures of evo in 2025 and Global Cooling, Inc., SciSafe, Inc. and Custom Biogenic Systems in 2024, and is presenting the below results as discontinued operations for all periods presented. All amounts, percentages, and disclosures for all periods presented in this press release reflect only the continuing operations of the Company unless otherwise noted.

REVENUE

•Total revenue for the fourth quarter of 2025 was $24.8 million, an increase of $4.0 million, or 20%, from $20.7 million for the fourth quarter of 2024.

•Total revenue for 2025 was $96.2 million, an increase of $21.6 million, or 29%, from $74.6 million for 2024.

GROSS MARGIN

•Gross margin (GAAP) for the fourth quarter of 2025 was 63% compared with 66% for the fourth quarter of 2024. Adjusted gross margin (non-GAAP) for the fourth quarter of 2025 was 64% compared with 67% for the fourth quarter of 2024.

•Gross margin (GAAP) for 2025 was 65% compared with 67% for 2024. Adjusted gross margin (non-GAAP) for 2025 was 66% compared with 69% for 2024.

OPERATING LOSS

•Operating loss (GAAP) for the fourth quarter of 2025 was $0.1 million, compared with $1.2 million for the fourth quarter of 2024. Adjusted operating income (non-GAAP) for the fourth quarter of 2025 was $0.9 million compared with adjusted operating loss (non-GAAP) of $0.2 million for the fourth quarter of 2024.

•Operating loss (GAAP) for 2025 was $16.6 million, compared with $4.5 million for 2024. Adjusted operating income (non-GAAP) for 2025 was $2.9 million compared with adjusted operating loss (non-GAAP) of $2.6 million for 2024.

NET INCOME / (LOSS)

•Net income (GAAP) for the fourth quarter of 2025 was $2.1 million, compared with net loss of $1.2 million for the fourth quarter of 2024. Adjusted net income (non-GAAP) for the fourth quarter of 2025 was $1.9 million compared with adjusted net loss (non-GAAP) of $0.1 million for the fourth quarter of 2024.

•Net loss (GAAP) for 2025 was $12.1 million, compared with $8.8 million for 2024. Adjusted net income (non-GAAP) for 2025 was $6.3 million compared with adjusted net loss (non-GAAP) of $2.9 million for 2024.

NET INCOME / (LOSS) PER SHARE

•Net income per share (GAAP) for the fourth quarter of 2025 was $0.04, compared with net loss per share of $0.03 for the fourth quarter of 2024.

•Net loss per share (GAAP) for 2025 was $0.25, compared with $0.19 for 2024.

ADJUSTED EBITDA

•Adjusted EBITDA, a non-GAAP measure, for the fourth quarter of 2025 was $6.9 million, or 28% of revenue, compared with $3.7 million, or 18% of revenue, for the fourth quarter of 2024.

•Adjusted EBITDA, a non-GAAP measure, for 2025 was $25.0 million, or 26% of revenue, compared with $13.3 million, or 18% of revenue, for 2024.

CASH, CASH EQUIVALENTS, AND MARKETABLE SECURITIES

•Cash, cash equivalents, and marketable securities as of December 31, 2025, were $120.2 million. The Company received net proceeds of $23.5 million in cash from the sale of evo during October 2025.

(As a result of presenting amounts in millions, rounding differences may exist in the percentages above.)
2026 Financial Guidance
BioLife is introducing 2026 financial guidance as follows:
•Revenue of $112.5 million to $115.0 million, representing growth of 17% to 20% compared with 2025 revenue from continuing operations;
•Gross margin (GAAP) in the mid-60% range, adjusted gross margin (non-GAAP) in the mid-60% range;
•Net income (GAAP) for the full year; and
•Continued expansion of adjusted EBITDA margin (non-GAAP).
Conference Call & Webcast

Management will discuss the Company's financial results, provide a general business update and answer questions during a conference call and live webcast today at 4:30 p.m. ET (1:30 p.m. PT).

To access the webcast, log onto the Investor Relations page of the BioLife website at https://www.biolifesolutions.com/earnings. In addition, the conference call will be accessible by dialing toll-free 1-833-630-0431 or 1-412-317-1808 for international callers. A webcast replay will be available approximately two hours after the call ends and will be archived on https://www.biolifesolutions.com for 90 days.

About BioLife Solutions

BioLife is a leading developer and supplier of cell processing tools and services for the CGT market. Our expertise facilitates the commercialization of new therapies by supplying solutions that maintain the health and function of biologic materials during the collection, development, manufacturing and distribution. For more information, please visit www.biolifesolutions.com, and follow BioLife on LinkedIn and X.

Cautions Regarding Forward Looking Statements

Certain statements contained in this press release are not historical facts and may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “plans,” “expects,” “believes,” “anticipates,” “designed,” “may,” “estimate,” “guidance,” and similar words are intended to identify forward-looking statements. Forward-looking statements are based on our current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. A description of certain of these risks, uncertainties and other matters can be found in filings we make with the U.S. Securities and Exchange Commission, all of which are available at www.sec.gov. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by us. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in its expectations with regard to these forward-looking statements or the occurrence of unanticipated events.

Non-GAAP Measures of Financial Performance

To supplement our financial statements, which are presented on the basis of U.S. generally accepted accounting principles (GAAP), the following non-GAAP measures of financial performance are included on a consolidated basis in this release: adjusted gross margin, adjusted operating expenses, adjusted operating income/(loss), adjusted net income/(loss), earnings before interest, taxes, depreciation and amortization (EBITDA), and adjusted EBITDA. A reconciliation of GAAP to adjusted non-GAAP financial measures is included as an attachment to this press release.

We believe these non-GAAP financial measures are useful to investors in assessing our operating performance. We use these financial measures internally to evaluate our operating performance and for planning and forecasting of future periods. We also believe it is in the best interests of investors to provide this non-GAAP information.

While we believe these non-GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures may not be reported by competitors, and they may not be directly comparable to similarly titled measures of other companies due to differences in calculation methodologies. The non-GAAP financial measures are not an alternative to GAAP information and are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures. They should be used only as a supplement to GAAP information and should be considered only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

Media & Investor Relations

At the Company

Troy Wichterman
Chief Financial Officer
(425) 402-1400
twichterman@biolifesolutions.com

Investors

Alliance Advisors IR
Jody Cain
(310) 691-7100
jcain@allianceadvisors.com

BIOLIFE SOLUTIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, amounts in thousands, except share and per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
(In thousands, except per share and share data)	2025	2024	2025	2024

Revenue	$24,764	$20,715	$96,214	$74,647
Cost of revenue	9,248	7,070	34,096	24,551
Gross profit	15,516	13,645	62,118	50,096
Operating expenses:
General and administrative	11,020	11,476	45,520	40,627
Sales and marketing	2,444	2,087	9,850	8,932
Research and development	2,066	1,183	7,566	4,751
IPR&D expense	—	—	15,521	—
Intangible asset amortization	66	66	263	263
Total operating expenses	15,596	14,812	78,720	54,573
Operating loss	(80)	(1,167)	(16,602)	(4,477)

Other income (expense):
Interest income (expense), net	831	(24)	2,706	(766)
Other income	1,184	—	1,815	494
Change in fair value of investments	—	—	—	(4,074)
Total other income (expense), net	2,015	(24)	4,521	(4,346)

Income (loss) before income tax (benefit) expense	1,935	(1,191)	(12,081)	(8,823)
Income tax (benefit) expense	(173)	24	49	(38)
Income (loss) from continuing operations	$2,108	$(1,215)	$(12,130)	$(8,785)

Discontinued operations:
Income from discontinued operations before income tax expense	8,961	13,460	7,535	(11,267)
Income tax (benefit) expense	—	(33)	—	132
Income from discontinued operations	$8,961	$13,493	$7,535	$(11,399)

Net income (loss)	$11,069	$12,278	$(4,595)	$(20,184)

Earnings (loss) per share - Basic:
Continuing operations	$0.04	$(0.03)	$(0.25)	$(0.19)
Discontinued operations	$0.19	$0.29	$0.16	$(0.25)
Net income (loss)	$0.23	$0.26	$(0.09)	$(0.44)
Earnings (loss) per share - Diluted:
Continuing operations	$0.04	$(0.03)	$(0.25)	$(0.19)
Discontinued operations	$0.18	$0.28	$0.15	$(0.25)
Net income (loss)	$0.22	$0.25	$(0.10)	$(0.44)
Weighted average shares used to compute net loss per share attributable to common shareholders:
Basic	48,144,415	46,648,902	47,753,824	46,067,073
Diluted	49,009,286	48,032,700	48,645,084	46,067,073

BIOLIFE SOLUTIONS, INC.
CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
(Unaudited, amounts in thousands)

	Three Months Ended December 31,		Year Ended December 31,
(In thousands)	2025	2024	2025	2024
Net income (loss)	$11,069	$12,278	$(4,595)	$(20,184)
Other comprehensive income	1	61	108	18
Comprehensive income (loss)	$11,070	$12,339	$(4,487)	$(32,506)

BIOLIFE SOLUTIONS, INC.
CONDENSED CONSOLIDATED BALANCE SHEET INFORMATION
(Unaudited, amounts in thousands)

(In thousands)	December 31, 2025	December 31, 2024
Cash, cash equivalents, and marketable securities	$120,177	$105,364
Working capital	113,582	116,027
Current assets	136,561	144,177
Current assets, discontinued operations	—	4,584
Total assets	405,884	380,852
Total assets, discontinued operations	—	18,635
Current liabilities	22,979	32,118
Current liabilities, discontinued operations	—	616
Long-term obligations	11,017	17,766
Long-term obligations, discontinued operations	—	78
Accumulated deficit	(339,696)	(335,101)
Total shareholders' equity	$371,888	$348,909

BIOLIFE SOLUTIONS, INC.
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS INFORMATION
(Unaudited, amounts in thousands)

	Year Ended December 31,
(In thousands)	2025	2024
Net cash provided by operating activities	$20,115	$8,431
Net cash (used in) provided by investing activities	(71,539)	58,300
Net cash used in financing activities	(10,924)	(6,783)
Net decrease (increase) in cash and cash equivalents	$(62,348)	$59,948

Cash and cash equivalents – beginning of period	$95,386	$35,438
Cash and cash equivalents – end of period	33,038	91,538

Marketable securities	87,139	13,826

Total cash, cash equivalents, and marketable securities	$120,177	$105,364

BIOLIFE SOLUTIONS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP ADJUSTED GROSS MARGIN
(Unaudited, amounts in thousands)

	Three Months Ended December 31,		Year Ended December 31,
(In thousands)	2025	2024	2025	2024
Revenue	$24,764	$20,715	$96,214	$74,647
Cost of revenue	(9,248)	(7,070)	(34,096)	(24,551)
GAAP GROSS PROFIT	$15,516	$13,645	$62,118	$50,096
GAAP GROSS MARGIN	63%	66%	65%	67%

ADJUSTMENTS TO GAAP GROSS PROFIT:
Inventory reserve costs	—	—	—	247
Loss (gain) on disposal of assets	—	87	(12)	87
Intangible asset amortization	259	241	1,044	968
NON-GAAP ADJUSTED GROSS PROFIT	$15,775	$13,973	$63,150	$51,398
NON-GAAP ADJUSTED GROSS MARGIN	64%	67%	66%	69%

BIOLIFE SOLUTIONS, INC.
RECONCILIATION OF GAAP OPERATING EXPENSES TO NON-GAAP ADJUSTED OPERATING EXPENSES
(Unaudited, amounts in thousands)

	Three Months Ended December 31,		Year Ended December 31,
(In thousands)	2025	2024	2025	2024
GAAP OPERATING EXPENSES	$15,596	$14,812	$78,720	$54,573

ADJUSTMENTS TO GAAP OPERATING EXPENSES
Acquisition and divestiture costs	(597)	(540)	(1,904)	(1,245)
Severance costs	—	—	(732)	—
IPR&D expense	—	—	(15,521)	—
Intangible asset amortization	(325)	(307)	(1,307)	(1,231)
Loss on disposal of assets	(11)	(129)	(1)	(129)
Bad debt recovery	—	—	—	979
NON-GAAP ADJUSTED OPERATING EXPENSES	$14,663	$13,836	$59,255	$52,947

BIOLIFE SOLUTIONS, INC.
RECONCILIATION OF GAAP OPERATING LOSS TO NON-GAAP ADJUSTED OPERATING INCOME (LOSS)
(Unaudited, amounts in thousands)

	Three Months Ended December 31,		Year Ended December 31,
(In thousands)	2025	2024	2025	2024
GAAP OPERATING LOSS	$(80)	$(1,167)	$(16,602)	$(4,477)

ADJUSTMENTS TO GAAP OPERATING LOSS

Acquisition and divestiture costs	597	540	1,904	1,245
Severance costs	—	—	732	—
IPR&D expense	—	—	15,521	—
Intangible asset amortization	325	307	1,307	1,231
Loss on disposal of assets	11	129	1	129
Bad debt recovery	—	—	—	(979)
Inventory reserve costs	—	—	—	247
NON-GAAP ADJUSTED OPERATING INCOME (LOSS)	$853	$(191)	$2,863	$(2,604)
OPERATING MARGIN	—%	(6)%	(17)%	(6)%
NON-GAAP ADJUSTED OPERATING MARGIN	3%	(1)%	3%	(3)%

BIOLIFE SOLUTIONS, INC.
RECONCILIATION OF GAAP NET INCOME (LOSS) FROM CONTINUING OPERATIONS TO NON-GAAP ADJUSTED NET INCOME (LOSS)
(Unaudited, amounts in thousands)

	Three Months Ended December 31,		Year Ended December 31,
(In thousands)	2025	2024	2025	2024
NET INCOME (LOSS) FROM CONTINUING OPERATIONS	$2,108	$(1,215)	$(12,130)	$(8,785)

ADJUSTMENTS TO NET INCOME (LOSS) FROM CONTINUING OPERATIONS

Acquisition and divestiture costs	597	540	1,904	1,245
Severance costs	—	—	732	—
IPR&D expense	—	—	15,521	—
Intangible asset amortization	325	307	1,307	1,231
Loss on disposal of assets	11	129	1	129
Change in fair value of investments	—	—	—	4,074
Income tax (benefit) expense	(173)	24	49	(38)
Bad debt recovery	—	—	—	(979)
Other expense (income)	(956)	68	(1,046)	(18)
Inventory reserve costs	—	—	—	247
NON-GAAP ADJUSTED NET INCOME (LOSS)	$1,912	$(147)	$6,338	$(2,894)

BIOLIFE SOLUTIONS, INC.
RECONCILIATION OF GAAP NET INCOME (LOSS) FROM CONTINUING OPERATIONS TO NON-GAAP ADJUSTED EBITDA
(Unaudited, amounts in thousands)

	Three Months Ended December 31,		Year Ended December 31,
(In thousands)	2025	2024	2025	2024
NET INCOME (LOSS) FROM CONTINUING OPERATIONS	$2,108	$(1,215)	$(12,130)	$(8,785)

ADJUSTMENTS:
Interest (income) expense, net	(831)	24	(2,706)	766
Accretion of available-for-sale investments	(228)	(68)	(769)	(476)
Income tax (benefit) expense	(173)	24	49	(38)
Depreciation	262	161	849	643
Intangible asset amortization	325	307	1,307	1,231
NON-GAAP EBITDA	$1,463	$(767)	$(13,400)	$(6,659)

OTHER ADJUSTMENTS:
Share-based compensation (non-cash)	5,804	3,748	21,272	15,282
Acquisition and divestiture costs	597	540	1,904	1,245
Severance costs	—	—	732	—
IPR&D expense	—	—	15,521	—
Loss on disposal of assets	11	129	1	129
Change in fair value of investments	—	—	—	4,074
Bad debt recovery	—	—	—	(979)
Other expense (income)	(956)	68	(1,046)	(18)
Inventory reserve costs	—	—	—	247
NON-GAAP ADJUSTED EBITDA	$6,919	$3,718	$24,984	$13,321
NON-GAAP ADJUSTED EBITDA MARGIN	28%	18%	26%	18%

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